FDP SERIES, INC.
Invesco Value FDP Fund
(the “Fund”)

Supplement dated November 17, 2015
to the Summary Prospectus dated September 28, 2015

Effective immediately, the following changes are made to the Fund’s Summary Prospectus:

The section in the Summary Prospectus captioned “Key Facts About Invesco Value FDP Fund — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Kevin C. Holt	2005	Lead Portfolio Manager of Invesco Advisers, Inc.
Devin E. Armstrong	2007	Portfolio Manager of Invesco Advisers, Inc.
Charles DyReyes	2015	Portfolio Manager of Invesco Advisers, Inc.
James N. Warwick	2007	Portfolio Manager of Invesco Advisers, Inc.

Shareholders should retain this Supplement for future reference.

SPRO-FDP-IV-1115SUP